                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     September 19, 2003



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-19974                     33-0022692
         --------                    -------                     ----------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of incorporation)                                      Identification No.)

951 Calle Amanecer, San Clemente, California                      92673
--------------------------------------------                      -----
 (Address of principal executive offices)                       (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events
         ------------

         ICU Medical, Inc. announced that it will be making a presentation at the UBS Global Life Sciences Conference on September 24, 2003.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         1 Press release, dated September 19, 2003, announcing that ICU Medical, Inc.'s will present at the UBS Global Life Sciences Conference on September 24, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2003

                                                 ICU MEDICAL, INC.



                                                    /s/ Francis J. O'Brien
                                                    -------------------------
                                                    Francis J. O'Brien
                                                    Secretary, Treasurer and
                                                    Chief Financial Officer


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                                                                       Exhibit 1




ICU MEDICAL, INC.


                         ICU MEDICAL, INC. TO PRESENT AT
                       UBS GLOBAL LIFE SCIENCES CONFERENCE


         SEPTEMBER 19, 2003, SAN CLEMENTE, CALIFORNIA --ICU Medical, Inc., (NASDAQ/NMS:ICUI), the San Clemente based maker of safe medical connectors and custom intravenous systems, today announced that Frank O'Brien, ICU Medical's Chief Financial Officer, will be presenting information about the Company of significant interest to the investment community at the annual UBS Global Life Sciences Conference. The presentation will be held at the Plaza Hotel in New York and is scheduled for 3:00 p.m. EDT on September 24, 2003.

         A live webcast of the presentation will be available through the UBS website at www.ibb.ubs.com; click on the "conference" link, and follow the link for the Webcast under the Global Life Sciences Conference heading. ICU Medical, Inc. will post its presentation material on its website at www.icumed.com.





CONTACT:  Francis J. O'Brien
          Chief Financial Officer
          ICU Medical, Inc.
          (949) 366-2183